UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

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Securities Exchange Act of 1934

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KYMERA THERAPEUTICS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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KYMERA THERAPEUTICS, INC. 500 NORTH BEACON STREET, FOURTH FLOOR WATERTOWN, MA 02472 Your Vote Counts KYMERA THERAPEUTICS, INC. 2026 Annual Meeting Vote by June 23, 2026 11:59 PM ET V93789-P48217 You invested in KYMERA THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 24, 2026. Get informed before you vote View the Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by request prior to June 10, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 24, 2026 8:30 AM, ET Virtually at: www.virtualshareholdermeeting.com/KYMR2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.comTHIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. To elect four class III directors to our Board of Directors, each to serve until the 2029 Annual Meeting of Shareholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal; Nominees: Board Recommends01) Bruce Booth, D.Phil. 02) Nello Mainolfi, Ph.D. 03) John Maraganore, Ph.D. 04) Elena Ridloff, CFA 2. To approve, on a non-binding advisory basis, the compensation of our named executive officers; and 3. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. NOTE: To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting. You may attend the Annual Meeting via the internet at www.virtualshareholdermeetFor For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.V93790-p48217